Securities and Exchange Commission
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report July 26, 2005

Commission file Number 0-28416

ValCom, Inc.

(Name of small business issuer specified in its charter)

Delaware	58-1700840
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(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification Number)

920 S. Commerce
Las Vegas, NV 89106
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(Address of Principal executive offices) (Zip code)

(702)385-9000
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Issuer's telephone number

ITEM 8.01 OTHER EVENTS

A.)
July 22, 2005 the Registrant’s Board of Directors has appointed Mrs. Sandy Markham to Secretary and Treasurer of the Corporation.  Mrs. Sandy Markham has been  provided corporate support for the past 25 years for the casino/hotel industry, in addition to other profit and non-profit organizations.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

A.)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED-Not Applicable.

B.)	PRO FORMA FINANCIAL INFORMATION-Not Applicable.

C.)	EXHIBITS-Not Applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant. has duly caused this statement to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2005	ValCom, Inc.

By: /s/ Vince Vellardita
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Vince Vellardita